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                                                                   Exhibit 10.56

                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                             SUBORDINATION AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "Second Amendment") is made as of April 11,2003, by and among IMAGEMAX, INC., a Pennsylvania corporation, together with its wholly owned subsidiary IMAGEMAX OF DELAWARE, INC., a Delaware corporation (collectively, the "Borrowers"); COMMERCE BANK, NA ("Commerce") for itself and as agent pursuant to the Credit Agreement described below (in such capacity, the "Agent"), and the Lenders, who are or who may become Lenders, under the Credit Agreement described below (collectively, the "Lenders"), and TDH III, L.P. ("TDH"), LVIR INVESTOR GROUP, LP ("LVIR", the assignee of Dime Capital Partners, Inc.) and ROBERT E. DRURY ("Drury"; TDH, LVIR and Drury sometimes individually a "Creditor" and collectively the "Creditors").

                                   Background

         A. Borrowers, Commerce (as Agent), the Lenders, and the Creditors are parties to that certain Amended and Restated Subordination Agreement dated as of June 13, 2002, as amended by the First Amendment to Amended and Restated Subordination Agreement dated as of December 23, 2002, in connection with the subordination of certain indebtedness of Borrowers to the Creditors in favor of Lenders, all as more particularly set forth therein (the "Restated Subordination Agreement"). All initially capitalized terms used herein and not otherwise defined herein shall have the same meaning as ascribed to such terms in the Restated Subordination Agreement.

         B. Pursuant to the terms, and subject to the conditions set forth in, the Amended and Restated Credit Agreement dated as of June 13, 2002, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 23, 2002 (the "First Amendment to Credit Agreement"), Lenders established a Revolving Credit Facility for Borrowers pursuant to which Lenders severally, and not jointly, agreed, subject to and in reliance on, all of the provisions of the Credit Agreement and the other Loan Documents referred to therein, to provide: (i) a Revolving Credit Facility in an amount not to exceed at any time the Maximum Available Revolving Credit, which Revolving Credit Facility is additionally evidenced by those certain Second Amended and Restated Credit Notes of even date therewith; and (ii) a Term Loan Facility in the amount of Two Million Two Hundred Thirty Thousand ($2,230,000) Dollars, which Term Loan Facility is additionally evidenced by those certain Second Amended and Restated Term Loan Notes issued by the Borrowers on June 13, 2002 in favor of the Lenders.

         C. Borrowers have requested, and Lenders have agreed, to increase the amount of the Maximum Available Revolving Credit under the Revolving Credit Facility subject to the terms, conditions and provisions set forth in that certain Second Amendment to Amended and Restated Credit Agreement of even date herewith (the "Second Amendment to Credit Agreement", and together with the Amended and Restated Credit Agreement and the First Amendment to Credit



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Agreement, collectively the "Revised Credit Agreement"), all as more particularly set forth therein. Pursuant to the terms of the Restated Subordination Agreement, the maximum principal amount of indebtedness arising under the Senior Loan Documents which shall constitute "Senior Obligations" under the Restated Subordination Agreement as amended by the First Amendment to Amended and Restated Subordination Agreement was not to exceed Seven Million Two Hundred Thirty Thousand ($7,230,000) Dollars, plus all costs of collection and any expenses incurred to (i) protect or defend the Collateral or (ii) with respect to the exercise of any remedies to enforce or collect the Senior Obligations.

         D. In consideration of the economic benefits to be derived by the Borrowers and the Creditors by the increase in the Maximum Available Revolving Credit to be made available to Borrowers by the Lenders under the Second Amendment to Credit Agreement, the creditors have agreed to: (i) consent to the execution and delivery by Borrowers and the Lenders of the Second Amendment to Credit Agreement; and (ii) amend the defined terms of "Maximum Available Revolving Credit", "Senior Credit Facilities", "Senior Obligations", "Senior Notes", and "Senior Loan Documents" as set forth in the Restated Subordination Agreement to contemplate such amendments as set forth herein. Other than as set forth herein, each and every other term and condition set forth in the Restated Subordination Agreement, is intended by the parties hereto be to ratified and confirmed in full.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. Amended and Restated Defined Terms. The following terms defined in the Restated Subordination Agreement are each hereby amended and restated in their respective entirety:

                  (a) "Maximum Available Revolving Credit" shall mean the lesser of (i) Seven Million ($7,000,000) Dollars, less the aggregate face amount of Letters of Credit issued by the Agent for the benefit of the Borrowers pro rata on account of the Lenders; or (ii) the sum of (a) Eighty (80%) Percent of Borrowers' Eligible Accounts Receivable (or such lesser percentage as the Agent in its sole and absolute discretion (exercised in good faith in its reasonable judgment), may determine) less an amount equal to the aggregate amount of trade payables of any of the Borrowers due to Minolta Corporation and Canon USA, Inc., and any of their respective Affiliates, and (b)(1) from the date of the Second Amendment through September 30, 2003, Fifty (50%) Percent of Borrowers' accounts receivable, which are in excess of ninety (90) days from the date of the billing thereof, but in all other respects comport to the definition of Eligible Accounts Receivables of the Borrower (the "Over 90-Day Receivables"); or (2) from October 1, 2003 through December 31, 2003, Thirty-Five (35%) Percent of Borrowers' Over 90-Day Receivables, provided, however, that any Advance against such Over 90-Day Receivables shall not exceed Five Hundred Thousand ($500,000) Dollars, all of the foregoing determined in accordance with the last prevailing Borrowing Base Certificate delivered to Agent in the form of Schedule 2.1.4 of the Revised Credit Agreement.

                  (b) "Senior Credit Facilities" shall mean the credit facilities extended by the Lenders to the Borrowers under the Senior Loan Documents.

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                  (c) "Senior Obligations" shall mean the following obligations of the Borrowers to the Lenders and/or Agent, whether outstanding on the date hereof or hereafter incurred, including any indebtedness of Borrowers to others which Lenders or Agent may acquire by assignment or otherwise, and any other existing or future indebtedness in favor of Lenders or Agent, whether matured or unmatured, direct or contingent, joint or several, including, without limitation, any extensions, modifications, renewals thereof and substitutions therefor and any refinancing of or increases to, any such indebtedness: (a) all existing and future debts, liabilities and obligations of the Borrowers in favor of Lenders and/or Agent including, without limitation, those incurred pursuant to the Original Senior Loan Documents and the Senior Loan Documents, including the principal amount of, and accrued interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any of the Borrowers, whether or not allowed as an enforceable claim against any of the Borrowers pursuant to applicable bankruptcy, insolvency or reorganization laws) on the Senior Notes and all indebtedness, liabilities and obligations of the Borrowers in respect thereof; and (b) all other indebtedness, obligations and liabilities (including fees and expenses) of Borrowers to Lenders and/or Agent now existing or hereinafter incurred, whether created under or with respect to the Original Senior Loan Documents, the Senior Loan Documents or otherwise including as to both (a) and (b), without limitation, (i) any interest thereon which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any of the Borrowers, whether or not allowed as an enforceable claim against such Borrower pursuant to applicable bankruptcy, insolvency or reorganization laws, or (ii) any advances by the Lenders which exceed the aggregate face amount of the Senior Notes or any other instruments evidencing any of the Senior Obligations, or which are made after the occurrence of a default, violation or event of default under the Revised Credit Agreement or any other agreement among Borrowers, Agent and/or Lenders, and any refinancing of, or increases to, any of the indebtedness described as Senior Obligations. Notwithstanding the foregoing, the maximum principal amount of indebtedness arising under the Senior Loan Documents which shall constitute "Senior Obligations" under this Agreement shall not exceed Seven Million Three Hundred Sixty-Five Thousand ($7,365,000) Dollars (the "Maximum Principal Amount"), plus all costs of collection and any expenses incurred to (i) protect or defend the Collateral or (ii) with respect to the exercise of any remedies to enforce or collect the Senior Obligations; provided, however, that, as of July 1, 2003, the Maximum Principal Amount shall be reduced to Seven Million ($7,000,000) Dollars if Borrowers have made the Term Loan payment required by, and pursuant to the terms of, Clause 2.2.3(v) of the Revised Credit Agreement.

                  (d) "Senior Loan Documents" shall mean, the Revised Credit Agreement and the Senior Notes, together with all agreements, documents and instruments executed and delivered in connection therewith.

                  (e) "Senior Notes" shall mean those Second Amended and Restated Revolving Credit Notes in the form attached as Exhibit A to the Second Amendment to Credit Agreement, together with the Second Amended and Restated Term Loan Notes issued in connection with the Amended and Restated Credit Agreement.

         2. Confirmation of Obligations of Borrowers to Creditors and Lenders.
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                  (a) Borrower and Creditors hereby acknowledge and confirm that the outstanding principal balance of Obligations of Borrowers to Creditors is, as of the date hereof, Six Million Two Hundred Seventy Thousand ($6,270,000) Dollars, and that the accrued interest on the principal balance of Obligations of Borrowers to Creditors has been accruing at the rate of Nine (9.00%) Percent since December 31, 2001, and has been, and will be, compounded semi-annually on June 30 and December 31 and that such interest, together with costs, is, as of the date hereof $595,942.21.

                  (b) Lenders hereby acknowledge and confirm that the outstanding principal balance of Borrowers' obligations to the Lenders, as of March 31, 2003 was $6,355,260.33 and that the aggregate amount of interest and other charges owed by Borrowers to Lenders, as of March 31, 2003 was Zero ($0) Dollars.

         3. Ratification of Section 4 hereof. Each of the representations, warranties, covenants and acknowledgments set forth in Section 4 of the Restated Subordination Agreement are each hereby ratified and confirmed in full as if republished herein in full.

         4. Consent to Senior Loan Documents. Creditors hereby consent to all of the terms, covenants and conditions set forth in the Restated Credit Agreement, as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the issuance of the First Amended and Restated Revolving Credit Notes, the issuance of the Second Amended and Restated Revolving Credit Notes in the form attached as Exhibit A to the Second Amendment to Credit Agreement, the increase in the Maximum Available Revolving Credit and the Senior Obligations together with each and every other term, condition and provision as contemplated by the Second Amendment to Credit Agreement.

         5. Borrowers Acknowledgments, Representations and Warranties.

                  (a) Each of the Borrowers acknowledges receipt of this Second Amendment, consents to its terms and conditions, and agrees, except as permitted under the Restated Subordination Agreement, as amended by this Second Amendment, not to pay any of Obligations of Borrowers to Creditors while any of the Senior Obligations remain outstanding. Each of the Borrowers further agrees to notify Agent of any legal proceedings against Borrowers by Creditors and, at Agent's request, to defend such proceedings to the best of Borrowers' ability.

                  (b) Each of the Borrowers agrees that, solely in order to prevent the barring of claims, or any of them, by imposition of any applicable statute of limitations, Borrowers shall, from time to time and at such times as Agent and/or Creditors deem necessary, acknowledge in writing Obligations of Borrowers to Creditors.

                  (c) Each of the Borrowers warrants and represents that each Borrower has disclosed to Agent and Lenders all of Obligations of Borrowers to Creditors.
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         6. Entire Agreement. The "Background" Section above is incorporated herein by reference and is hereby made a part of this Second Amendment. This Second Amendment embodies the entire agreement of the parties hereto, and it is acknowledged that there are no customs, representations, promises, terms, conditions, or obligations referring to the subject matter, and no inducements or representations leading to the execution hereof, other than mentioned herein; and there may be no modification of this Second Amendment except in writing executed with the same formalities as this Second Amendment. No failure by Agent or Lenders to exercise any right hereunder shall be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

         7. Successors and Assigns. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         8. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original; and such counterparts shall together constitute but one and the same Second Amendment. Signature by facsimile shall bind the parties thereto.

         9. Governing Law. This Second Amendment and all other instruments or documents issued hereunder or pursuant hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Amended and Restated Subordination Agreement to be executed the day and year above written.



                                IMAGEMAX, INC.
                                IMAGEMAX OF DELAWARE, INC.,
                                Borrowers


                                By:   /s/ David B. Walls
                                      ----------------------------------------
                                      David B. Walls,
                                      Chief Financial Officer of each Borrower

                                COMMERCE BANK, N.A.,
                                Agent and Lender


                                By:   /s/ Peter Davis
                                      ----------------------------------------
                                      Peter Davis, Senior Vice President

                                FIRSTRUST BANK, Lender


                                By:   /s/ Kent Nelson
                                      ----------------------------------------
                                      Kent Nelson, Senior Vice President

                                TDH III, L.P., Creditor


                                By:   /s/ J.B. Doherty
                                      ----------------------------------------
                                Name:  J.B. Doherty
                                Title: Partner


                                LVIR INVESTOR GROUP, LP, Creditor,
                                by its General Partner,
                                PROMETHEUS MANAGEMENT GROUP, LLC

                                By:   /s/ Stephen Lane
                                      ----------------------------------------
                                Name:   Stephen Lane
                                Title:  President


                                /s/ Robert E. Drury
                                ----------------------------------------------
                                Robert E. Drury, Creditor